Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK PAR VALUE $0.0001 COMMON STOCK Certificate Number ZQ00000000 Shares * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * Beta Bionics, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT is the owner of SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 08659B 10 2 THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Beta Bionics, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE 1234567 PO Box 43004, Providence RI 02940-3004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 Certificate Numbers Num/No. Denom. Total 1234567890/1234567890 1 1 1 1234567890/1234567890 2 2 2 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7